UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)       (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 7/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

July 31, 2009

MUTUAL FUNDS Van Kampen Dynamic Credit Opportunities Fund (VTA)

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Dynamic Credit Opportunities Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of July 31, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 7/31/09 (Unaudited)

Dynamic Credit Opportunities Fund
Symbol: VTA
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (6/26/07)	–12.93%	–18.64%

1-year	–17.77	–11.84

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The NAV per share is determined by dividing the value of the fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund’s dividend reinvestment plan, and sale of all shares at the end of the period. Periods of less than one year are not annualized.

Fund Report
For the 12-month period ended July 31, 2009

Market Conditions

The senior loan market rallied strongly in 2009, returning 38.4 percent through July 31 as measured by the S&P LSTA Leveraged Loan Index (the “Index”). In the second quarter of the year the Index advanced 20.4 percent, the highest quarterly return on record, eclipsing the previous record of 9.8 percent set in the first quarter of 2009. The Index has now recovered a substantial amount of the losses experienced in the fourth quarter of 2008.

In the latter months of 2008, risk aversion, tight credit conditions, forced selling and rising corporate defaults made for a difficult environment for senior loans. In 2009 to date, however, technical factors in the market improved considerably. Flows into the asset class increased at an accelerating rate; retail fund inflows totaled $1.4 billion in the second quarter, nearly double the amount of inflows in the first quarter. At the same time, the pool of investable assets contracted at an increasing pace as loan prepayments accelerated. These prepayments came primarily from two sources. The first was the significant issuance of high yield bonds used to repay senior loans. This “bond for loan take-out” trend had the double impact of reducing the pool of investable loans and providing loan funds with cash to redeploy into other loans. Secondly, loan buybacks further reduced the supply of loans, although the pace of buybacks did slow in the second quarter. These factors, combined with a lack of new issuance, led loan managers to put their cash to work buying loans in the secondary market and thus, bidding up the market price of loans.

In the first quarter of 2009, loan managers focused on higher quality leveraged loans and therefore, BB rated loans saw the most gain. In the second quarter, however, investor risk appetite increased and lower-quality loans began to outperform, leading to substantial gains for B and CCC rated loans.

The rally in the loan market has come in spite of the fact that economic data has remained generally weak. Gross domestic product (GDP) continued to contract and the unemployment rate approached 10 percent while the housing market remained weak and consumers showed no signs of increasing spending in the near future. In addition, corporate defaults continued to rise, with the senior loan default rate increasing to 9.4 percent as of July 31. We believe that this trend will continue and the default rate may potentially peak in the low teens around calendar year end before beginning to decline in 2010.

The European high yield market has followed much the same trend as the U.S. market. The loan and bond markets have bounced back strongly in 2009 after a difficult 2008. Many of the technical factors noted above that have driven the U.S. market have also been in play in Europe. The European bond market has seen new issuance surge, while the European loan market remains closed to new issues. As in the U.S., the European market has rallied in spite of difficult economic conditions and increasing defaults.

Performance Analysis

The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the 12 months ended July 31, 2009, the Fund returned -11.84 percent on a market price basis and -17.77 percent on an NAV basis.

Total return for the 12-month period ended July 31, 2009

Based on NAV	Based on Market Price

–17.77%	–11.84%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

We continued to adhere to our research-intensive investment process, employing a bottom-up security selection process driven by thorough analysis of individual company fundamentals, and have not relaxed our rigorous credit standards. With defaults continuing to rise despite some nascent signs of recovery in the economy, we have increased our exposure to industries we believe exhibit greater defensive characteristics such as health care, utilities, and food. These industries have historically tended to have consistent cash flows and hard assets where being senior secured can provide for better recoveries in the event of default.

Conversely, we avoided sectors or industries we believed were more cyclical, or vulnerable to an economic downturn. For example, the Fund remained underweighted in the auto, airline and retail industries because of their susceptibility to the weakening economy. We did look to take advantage of certain dislocations in the market, particularly in the financial sector. Concentrations in the portfolio by both industry and borrower remain low, reflecting our belief that, after credit selection, diversification is the best way to guard against defaults in what we believe will continue to be a rising default environment over the near term.

The Fund remained fully invested in senior secured loans and high yield bonds, and used a modest amount of leverage, which enhanced returns during the market rally we experienced over the past several months. In fact, year to date through July 31, the Fund returned 47.12 percent on an NAV basis and 54.17 percent on a market-price basis, although past performance is no guarantee of future results. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline. The use of leverage, though, may result in greater volatility.) While the amount of leverage used has been reduced, we continue to believe that a modest amount of leverage will be beneficial going forward.

As of the end of the reporting period, approximately 41 percent of the Fund’s assets were invested internationally, primarily in Europe, and continued to be managed by Van Kampen’s subadvisor, Avenue Capital. This exposure to non-dollar assets was entirely hedged into U.S. dollars, effectively eliminating currency risk in the portfolio. As of July 31, more than 60 percent of the international assets are high yield bonds versus loans, whereas the vast majority of the portfolio’s U.S. assets are senior secured loans.

The Fund also uses a limited amount of credit derivatives for investment purposes. Credit derivatives provide the opportunity to gain exposure in loans and bonds often at higher yields than if we invested in the underlying loan or bond directly albeit at greater volatility risk. We adhere to the same research-intensive investment process when investing in credit derivatives. At the end of the reporting period, credit derivatives accounted for approximately 19 percent of the Fund’s total investments.

Market Outlook

Despite the increase in the default rate and the large rally in loan prices, we still see value in the leveraged loan asset class over the longer term. In the near term, however, we expect the loan market to have some volatility. On the one hand, the technical factors in the market remain strong and show no signs of abating, and the recent economic news has been encouraging. But our optimism with respect to the rally continuing with its current momentum is tempered by our view that the timing and speed of an economic recovery remains uncertain.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Industry Classification as of 7/31/09 (Unaudited)

Hotels, Motels, Inns & Gaming	7.4%
Finance	7.1
Containers, Packaging & Glass	6.2
Telecommunications—Equipment & Services	6.1
Beverage, Food & Tobacco	6.0
Printing & Publishing	5.5
Healthcare	4.8
Chemicals, Plastics & Rubber	4.8
Non-Durable Consumer Products	4.5
Utilities	4.3
Broadcasting—Cable	4.2
Transportation—Cargo	3.7
Mining, Steel, Iron & Non-Precious Metals	3.4
Electronics	2.2
Entertainment & Leisure	2.1
Telecommunications—Wireless	2.1
Business Equipment & Services	2.1
Automotive	1.8
Retail—Specialty	1.5
Insurance	1.5
Retail—Stores	1.5
Buildings & Real Estate	1.3
Broadcasting—Television	1.2
Education & Child Care	1.2
Telecommunications—Local Exchange Carriers	1.0
Home & Office Furnishings, Housewares & Durable Consumer Pro	0.8
Machinery	0.8
Health & Beauty	0.8
Construction Material	0.7
Paper & Forest Products	0.7
Broadcasting—Diversified	0.7
Textiles & Leather	0.6
Pharmaceuticals	0.6
Broadcasting—Radio	0.6
Medical Products & Services	0.5
Telecommunications—Long Distance	0.4
Aerospace/Defense	0.4
Farming & Agriculture	0.4
Natural Resources	0.4
Restaurants & Food Service	0.4
Ecological	0.4
Retail—Oil & Gas	0.4
Banking	0.4
Diversified Manufacturing	0.2

Total Long-Term Investments	97.7
Total Short-Term Investments	2.3

Total Investments	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Portfolio Management

Van Kampen Dynamic Credit Opportunities Fund is managed by members of the Adviser’s Senior Loan Group, which currently includes Gerard Fogarty and Jeffrey Scott, each a Vice President of the Adviser, and Philip Yarrow, an Executive Director of the Adviser. All team members are responsible for the day-to-day management of the Adviser’s portion of Fund’s portfolio.

Mr. Fogarty joined the Adviser in 2007 and began managing the Fund in July 2008. Mr. Fogarty has approximately 11 years of investment experience. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JPMorgan and held a number of positions including Director in the financial institutions group, and, most recently as a Credit Executive in the commercial real estate group. Prior to joining JPMorgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Fogarty received a B.S. from Indiana University and an M.B.A. from the University of Chicago Graduate School of Business.

Mr. Scott joined the Adviser in 2005 and began managing the Fund in July 2008. Mr. Scott has approximately 18 years of investment industry experience. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division. Mr. Scott received a B.S. from Elmhurst College and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Scott also holds the Chartered Financial Analyst designation.

Mr. Yarrow joined the Adviser in 2005 and began managing the Fund in June 2007. Mr. Yarrow has over 13 years of investment experience. Prior to joining the Adviser, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow received a bachelor’s degree in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University. Mr. Yarrow also holds the Chartered Financial Analyst designation.

The Fund is also managed by Avenue Europe International Management, L.P., the Fund’s investment subadviser (the “Subadviser”). Richard Furst, Senior Portfolio Manager of the Subadviser, and Raul Ramirez, a Portfolio Manager of the Subadviser, are responsible for the day-to-day management of the Subadviser’s portion of Fund’s portfolio.

Mr. Furst has been associated with the Subadviser in an investment management capacity since 2004. Prior to joining the Subadviser, he was a portfolio manager with Moore Capital Group, managing approximately $1 billion of U.S. and European distressed and high yield securities. Prior to that, he was a Managing Director and Head of U.S. Special Situations Trading group for Bank of America. Previously, Mr. Furst was a Vice President in the High Yield and Distressed Trading and Research department of Salomon Brothers, Inc., after serving as an Analyst in their Mergers, Acquisitions, and Restructuring group.

Mr. Ramirez has been associated with the Subadviser in an investment management capacity since 2006. Prior to joining the Subadviser, Mr. Ramirez was a portfolio manager based in London at Goldentree Asset Management UK, focused on European investments. Previously, Mr. Ramirez was Executive Director of the Special Situations Group at Morgan Stanley, focused on the European energy sector. While at Morgan Stanley, Mr. Ramirez was also the Head of European Distressed Research.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement and the investment subadvisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement and the investment subadvisory agreement, subject to the amendment thereto discussed below, as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser and the investment subadviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in connection with the consideration of a share repurchase program for the Fund. The Board of Trustees considered the investment advisory agreement and the investment subadvisory agreement over a period of several months and the trustees held sessions both with management and separate from management in reviewing and considering the investment advisory agreement and the investment subadvisory agreement.

In approving the investment advisory agreement and the investment subadvisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser and the investment subadviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s and the investment subadviser’s expenses in providing the services and the profitability of the investment adviser and the investment subadviser. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the investment subadviser and the capability of the personnel of the investment adviser and the investment subadviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement and the investment subadvisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of each of the investment adviser and the investment subadviser, including those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with management the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser and the investment subadviser support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with management the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and management place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with management the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees discuss with management the level of subadvisory fees paid by the investment adviser to the investment subadviser. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Expenses in Providing the Service and Profitability. At least annually, the trustees review the expenses of providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser and the investment subadviser. These profitability reports are put together by management with the oversight of the Board. The trustees discuss with management the investment adviser’s (and, as applicable, the investment subadviser’s) revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of expenses and profitability support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of profitability, the trustees discuss with management how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with management each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement and the investment subadvisory agreement.

Amendment to Subadvisory Agreement. In addition, at meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately approved an amendment to the investment sub-advisory agreement. Pursuant to this amendment, the method of calculation of the fee paid by the investment adviser to the subadviser was changed from 1.25% of the portion of the average daily managed assets of the Fund managed by the subadviser, provided that to the extent that the investment advisory fee payable to the investment adviser is decreased, the subadvisory fee will be proportionately decreased, to a fee, equal to 40% of the compensation received from the Fund by the investment adviser, less $200,000 per annum, which represents certain out of pocket expenses incurred by the investment adviser. The Board considered this amendment in the context of their consideration of the continuation of the advisory agreement and subadvisory agreement, paying particular attention to the Fund’s performance and the allocation of assets between the investment adviser and investment subadviser, and approved the amendment to the subadvisory agreement as being in the best interests of the Fund and its shareholders.

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate Senior Loan Interests** 93.4% Aerospace/Defense 0.5%
$1,564	DeCrane Aircraft Holdings, Inc., Term Loan	6.38%	02/21/13	$1,180,810
2,251	IAP Worldwide Services, Inc., Term Loan (a)	9.25	12/30/12	1,609,430
2,000	Wesco Aircraft Hardware Corp., Term Loan	6.04	03/28/14	1,570,000

				4,360,240

	Automotive 2.3%
3,188	Acument Global Technologies, Inc., Term Loan	5.10	08/11/13	1,474,676
3,990	Federal-Mogul Corp., Term Loan	2.23 to 2.25	12/27/14 to 12/27/15	3,022,329
8,638	Ford Motor Co., Term Loan	3.28 to 3.51	12/16/13	7,374,459
4,145	Metokote Corp., Term Loan	3.29 to 5.25	11/27/11	2,228,079
533	Navistar International Corp., Revolving Credit Agreement	3.54	01/19/12	496,889
1,467	Navistar International Corp., Term Loan	3.54	01/19/12	1,366,445
2,087	Oshkosh Truck Corp., Term Loan	6.60 to 6.64	12/06/13	2,072,505
499	TRW Automotive, Inc., Term Loan	6.31	02/09/14	474,726

				18,510,108

	Banking 0.4%
3,946	Dollar Financial Corp., Term Loan	3.35	10/30/12	3,620,597

	Beverage, Food & Tobacco 7.5%
10,359	BE Foods Investments, Inc., Term Loan (a)	6.05	07/11/12	9,167,373
4,710	Coleman Natural Foods, LLC, Term Loan	6.92 to 7.60	08/22/12	2,825,973
8,103	Dole Food Co., Inc., Term Loan	7.37 to 8.00	04/12/13	8,178,232
10,000	DSW Holdings, Inc., Term Loan	4.29	03/02/12	8,350,000
12,000	Farley’s & Sathers Candy Co., Inc., Term Loan	8.29 to 8.30	03/24/11	9,960,000
€1,276	Foodvest Limited, Term Loan (Sweden) (b)	5.85	10/02/16	1,582,931
5,000	FSB Holdings, Inc., Term Loan	6.06	03/29/14	3,900,000
€1,957	Liberator Midco Limited, Term Loan (United Kingdom)	2.79 to 3.17	10/27/14 to 10/27/15	2,689,760
3,000	LJVH Holdings, Inc., Term Loan (Canada)	6.10	01/19/15	2,460,000
€3,561	Panrico, Inc., Term Loan (Spain) (b)	3.84 to 4.22	05/31/14 to 05/31/15	3,341,173
9,068	Pinnacle Foods Finance, LLC, Term Loan	3.06	04/02/14	8,297,478

				60,752,920

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Cable 4.6%
$16,485	Charter Communications Operating, LLC, Term Loan (c)	6.25 to 6.75%	03/06/14 to 09/06/14	$14,735,384
3,229	CSC Holdings, Inc., Term Loan	1.29	02/24/12	3,129,410
1,197	Discovery Communications Holdings, LLC, Term Loan	5.25	05/14/14	1,216,451
€10,000	Kabel Baden-Wurttemberg GmbH, Term Loan (Germany)	3.10 to 3.60	06/09/14 to 06/09/15	13,362,181
4,147	Knology, Inc., Term Loan	2.54	06/30/12	3,877,408
997	TWCC Holding Corp., Term Loan	7.25	09/12/15	1,009,021

				37,329,855

	Broadcasting—Diversified 0.8%
7,713	Alpha Topco, Ltd., Term Loan (United Kingdom)	2.54 to 3.79	12/31/13 to 06/30/14	5,554,871
890	Cumulus Media, Inc., Term Loan	4.29	06/11/14	600,429
544	NEP II, Inc., Term Loan	2.54	02/16/14	478,730

				6,634,030

	Broadcasting—Radio 0.7%
1,862	CMP KC, LLC, Term Loan (d)	6.25	05/03/11	567,981
4,822	CMP Susquehanna Corp., Term Loan	2.31	05/05/13	2,628,155
1,800	Multicultural Radio Broadcasting, Inc., Term Loan	3.05	12/18/12	1,305,000
1,261	NextMedia Operating, Inc., Term Loan	8.25	11/15/12	850,919
4,557	NextMedia Operating, Inc., Term Loan (a) (e)	11.25	11/15/13	341,796

				5,693,851

	Broadcasting—Television 1.5%
2,687	FoxCo Acquisition, LLC, Term Loan	7.25	07/14/15	2,140,620
641	High Plains Broadcasting Operating Co., LLC, Term Loan	7.25	09/14/16	446,916
2,420	Newport Television, LLC, Term Loan	7.25 to 8.00	09/14/16	1,688,155
100	NV Broadcasting, LLC, Term Loan	13.00	02/28/10	99,664
11,646	NV Broadcasting, LLC, Term Loan (e)	5.25 to 8.75	11/01/13 to 11/01/14	652,604
9,301	Univision Communications, Inc., Term Loan	2.54	09/29/14	7,531,748

				12,559,707

	Buildings & Real Estate 1.7%
2,000	El Ad IDB Las Vegas, LLC, Term Loan	4.30	08/09/12	1,550,000
3,000	FX Luxury Las Vegas I, LLC, Term Loan (e) (f)	11.25	07/06/09	31,500
4,500	Ginn LA CS Borrower, LLC, Term Loan (d) (e)	10.20	06/08/12	7,502

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Buildings & Real Estate (Continued)
$2,979	Ginn LA CS Borrower, LLC, Term Loan (e)	6.20 to 7.75%	06/08/11	$302,899
615	KAG Property, LLC (d) (i)	6.28	09/23/09	592,963
3,721	Kuilima Resort Co., Term Loan (a) (d) (e)	22.25	09/30/11	0
63	Kuilima Resort Co., Term Loan (a) (d) (e) (f)	30.25	10/01/08	0
2,618	Kyle Acquisition Group, LLC, Term Loan (e)	6.00	07/20/11	215,949
2,382	Kyle Acquisition Group, LLC, Term Loan (e) (f)	5.75	07/20/09	196,551
1,806	Lake at Las Vegas Joint Venture, LLC, Revolving Credit Agreement (a) (c) (e)	14.35	12/22/12	111,343
18,198	Lake at Las Vegas Joint Venture, LLC, Term Loan (a) (c) (e)	14.35	12/22/12	1,122,224
31	Lake at Las Vegas Joint Venture, LLC, Term Loan (c) (e)	20.00	10/01/09	1,908
3,000	Lake at Las Vegas Joint Venture, LLC, Term Loan (c)	7.79	08/07/09	2,220,000
2,322	Landsource Communities Development, LLC, Term Loan (a) (c) (e)	8.25	07/31/09	294,173
2,018	NLV Holdings, LLC, Term Loan (a) (c)	12.50	05/09/12	151,363
3,872	Realogy Corp., Term Loan	3.31	10/10/13	3,001,044
4,522	Rhodes Ranch General Partnership, Term Loan (a) (c) (e)	3.25 to 9.75	11/21/10 to 11/21/11	620,814
2,000	Standard Pacific Corp., Term Loan	2.60	05/05/13	1,410,000
2,496	Tamarack Resorts, LLC, Term Loan (d) (e)	7.50 to 8.05	05/19/11	374,433
209	Tamarack Resorts, LLC, Term Loan (d) (e) (f)	18.00	07/02/09	201,045
1,499	WCI Communities, Inc., Term Loan (c)	5.55	12/23/10	864,344

				13,270,055

	Business Equipment & Services 2.6%
2,948	GSI Holdings, LLC, Term Loan	3.68	08/01/14	2,446,425
2,791	NCO Financial Systems, Term Loan	7.50	05/15/13	2,540,158
9,897	Nielsen Finance, LLC, Term Loan	2.30	08/09/13	9,290,977
3,909	RGIS Services, LLC, Term Loan	2.99 to 3.10	04/30/14	3,342,287
3,925	SMG Holdings, Inc., Term Loan	3.31 to 4.12	07/27/14	3,414,674

				21,034,521

	Chemicals, Plastics & Rubber 5.1%
3,949	Ashland Chemicals, Term Loan	6.75 to 7.65	11/13/13 to 05/13/14	4,003,378
€10,757	Borsodchem, Term Loan (Hungary)	4.56 to 5.06	11/28/14 to 11/28/15	5,698,330

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Chemicals, Plastics & Rubber (Continued)
$5,000	Brenntag Holdings GmbH & Co. KG, Term Loan (Germany)	4.29%	07/07/15	$4,137,500
9,104	Hexion Specialty Chemicals, Inc., Term Loan	2.88 to 3.31	05/06/13	6,672,403
13,447	Lyondell Chemical Co., Term Loan (c)	3.79 to 13.00	12/15/09 to 12/22/14	6,737,397
160	Lyondell Chemical Co., Revolving Credit Agreement (c)	3.76 to 7.00	12/20/13	68,921
1,009	Nalco Co., Term Loan	6.50	05/13/16	1,023,279
4,950	PQ Corp., Term Loan	3.54 to 3.75	07/30/14	3,894,002
4,987	Solutia, Inc., Term Loan	7.25	02/28/14	4,883,440
4,733	Univar Inc., Term Loan	3.29	10/10/14	4,271,234

				41,389,884

	Construction Material 0.7%
6,541	Axia, Inc., Term Loan (a) (g)	5.00 to 17.95	12/21/12	1,565,677
2,315	Building Materials Holding Corp., Term Loan (c) (e)	6.50	11/10/11	648,066
2,403	Contech Construction Products, Inc., Term Loan	2.30	01/31/13	2,084,792
2,000	Custom Building Products, Inc., Term Loan	10.75	04/20/12	1,690,000
76	United Subcontractors, Inc., Term Loan	6.25	06/30/15	68,746

				6,057,281

	Containers, Packaging & Glass 1.9%
1,239	Anchor Glass Container Corp., Term Loan	6.75	06/20/14	1,213,254
8,858	Berlin Packaging LLC, Term Loan	3.29 to 7.33	08/17/14 to 08/17/15	6,426,173
2,032	Berry Plastics Group, Inc., Term Loan	2.30	04/03/15	1,732,811
6,072	Graham Packaging Co., L.P., Term Loan	2.56 to 6.75	10/07/11 to 04/05/14	6,067,362

				15,439,600

	Diversified Manufacturing 0.2%
4,995	Euramax International, Inc., Term Loan (a)	10.00 to 14.00	06/29/13	1,885,637

	Ecological 0.5%
6,850	Synagro Technologies, Inc., Term Loan	5.05	10/02/14	3,836,000

	Education & Child Care 1.5%
764	Bright Horizons Family Solutions, Inc., Revolving Credit Agreement	3.50 to 5.75	05/28/14	573,000
6,982	Cengage Learning, Holdings II, LP, Term Loan (h)	2.79	07/03/14	6,016,360

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Education & Child Care (Continued)
$500	Educate, Inc., Term Loan	5.85%	06/16/14	$435,000
1,974	Education Management LLC, Term Loan	2.38	06/03/13	1,895,089
5,000	Nelson Education Ltd., Term Loan (Canada)	6.60	07/03/15	2,875,000

				11,794,449

	Electronics 2.7%
9,257	Edwards Ltd., Term Loan (Cayman Islands) (a)	2.29 to 6.79	05/31/14 to 11/30/14	4,432,929
4,447	Infor Enterprise Solutions Holdings, Inc., Term Loan	4.04	07/28/12	3,824,394
7,840	Open Solutions, Inc., Term Loan	2.63	01/23/14	5,589,004
4,879	Stratus Technologies, Inc., Term Loan	4.36	03/29/11	3,061,758
1,957	Sungard Data Systems, Inc., Term Loan	2.05 to 6.75	02/28/14 to 02/26/16	1,896,455
3,103	Verint Systems Inc., Term Loan	3.54	05/25/14	2,709,522
715	X-Rite, Inc., Term Loan	7.25 to 8.00	10/24/12	562,745

				22,076,807

	Entertainment & Leisure 2.7%
3,535	Fender Musical Instruments Corp., Term Loan	2.54 to 2.85	06/09/14	2,686,388
29,950	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	3.54	04/08/12	17,521,029
1,500	Ticketmaster Entertainment, Inc., Term Loan	3.60	07/25/14	1,455,000

				21,662,417

	Farming & Agriculture 0.5%
5,000	WM. Bolthouse Farms, Inc., Term Loan	5.79	12/16/13	4,343,750

	Finance 4.1%
3,926	C.G. JCF Corp., Term Loan	3.29	08/01/14	3,180,398
14,429	First Data Corp., Term Loan	3.04	09/24/14	12,214,113
5,847	National Processing Co. Group, Term Loan	3.31 to 7.08	09/29/13 to 09/29/14	4,265,842
4,934	Nuveen Investments, Inc., Term Loan	3.29 to 3.49	11/13/14	4,024,370
7,599	Oxford Acquisition III, Ltd., Term Loan (United Kingdom)	2.50	05/12/14	4,065,203
9,742	RJO Holdings Corp., Term Loan	3.30 to 7.05	07/12/14 to 07/12/15	2,386,416
5,450	Transfirst Holdings, Inc., Term Loan	3.04 to 7.04	06/15/14 to 06/15/15	3,557,625

				33,693,967

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Health & Beauty 0.9%
$5,081	American Safety Razor Co., Term Loan	6.54%	01/30/14	$3,658,064
7,709	Marietta Intermediate Holding Corp, Term Loan (a)	5.29 to 12.00	11/30/10 to 12/31/12	1,087,970
4,776	Philosophy, Inc., Term Loan	2.29	03/16/14	2,889,630

				7,635,664

	Healthcare 5.5%
1,990	Catalent Pharma Solutions, Inc., Term Loan	2.54	04/10/14	1,704,637
5,551	Community Health Systems, Inc., Term Loan	2.54 to 2.92	07/25/14	5,228,558
4,162	Concentra Inc., Term Loan (a)	2.85 to 6.85	06/25/14 to 06/25/15	3,065,322
8,017	HCA, Inc., Term Loan	2.85	11/18/13	7,540,983
4,376	HCR Healthcare, LLC, Term Loan	2.79	12/22/14	3,960,713
6,175	Health Management Associates, Inc., Term Loan	2.35	02/28/14	5,749,211
1,708	Healthcare Partners, LLC, Term Loan	2.04	10/31/13	1,563,031
2,940	Inverness Medical Innovations, Inc., Term Loan	2.29 to 2.60	06/26/14	2,832,199
700	Surgical Care Affiliates, LLC, Revolving Credit Agreement	2.60	06/28/13	511,000
5,902	Surgical Care Affiliates, LLC, Term Loan	2.60	12/29/14	5,371,017
3,948	United Surgical Partners International, Inc., Term Loan	2.29 to 2.51	04/19/14	3,656,425
4,104	Viant Holdings, Inc., Term Loan	2.85	06/25/14	3,570,182

				44,753,278

	Home & Office Furnishings, Housewares & Durable Consumer Products 1.1%
8,651	Hunter Fan Co., Term Loan	2.81 to 7.04	04/16/14 to 10/16/14	3,561,767
4,900	Mattress Holdings Corp., Term Loan	2.54	01/18/14	2,793,000
3,267	National Bedding Co., LLC, Term Loan	5.31	02/28/14	2,167,173

				8,521,940

	Hotels, Motels, Inns & Gaming 9.3%
5,500	BLB Worldwide Holdings, Inc., Term Loan (e)	6.50	07/18/12	440,000
1,996	BLB Worldwide Holdings, Inc., Term Loan (a)	4.75	07/18/11	1,118,020
7,580	Cannery Casino Resorts, LLC, Term Loan	2.54 to 4.54	05/18/13 to 05/16/14	6,485,063
£ 2,182	Gala Group Ltd, Term Loan (United Kingdom)	4.60	12/01/12	3,062,068

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Hotels, Motels, Inns & Gaming (Continued)
$10,000	Gateway Casinos & Entertainment, Term Loan	6.10%	03/31/15	$2,075,000
2,694	Golden Nugget, Inc., Term Loan	2.29 to 3.54	06/30/14 to 12/31/14	1,437,140
842	Greektown Casino, LLC, Term Loan (c) (e)	7.00	12/03/12	621,256
5,519	Greektown Holdings, LLC, Term Loan (a)	16.75	09/01/09	5,484,224
4,974	Green Valley Ranch Gaming, LLC, Term Loan	2.54 to 4.00	02/16/14 to 08/16/14	1,932,108
10,227	Harrah’s Operating Co., Inc., Term Loan	3.50 to 3.60	01/28/15	8,221,701
6,985	Las Vegas Sands, LLC/Venetian Casino, Term Loan	2.09	05/23/14	5,531,929
9,923	Magnolia Hill, LLC, Term Loan	3.54 to 14.00	10/30/13 to 04/30/14	9,131,898
2,850	MGM Mirage, Term Loan	6.00	10/03/11	2,443,875
€20,500	Regency Entertainment SA, Term Loan (Greece)	3.23 to 3.60	03/02/14 to 03/02/15	23,813,189
3,990	Venetian Macau, Ltd., Term Loan	2.85	05/25/12 to 05/25/13	3,704,048

				75,501,519

	Insurance 1.9%
3,913	Alliant Holdings I, Inc., Term Loan	3.60	08/21/14	3,571,032
6,049	AmWins Group, Inc., Term Loan	3.11 to 3.16	06/08/13	3,894,213
3,038	Conseco, Inc., Term Loan	6.50	10/10/13	2,217,508
3,500	HMSC Corp., Term Loan	5.79	10/03/14	1,400,000
3,654	Mitchell International, Inc., Term Loan	5.88	03/30/15	2,192,118
2,480	Vertafore, Inc., Term Loan	4.91 to 6.66	01/31/12 to 01/31/13	2,295,900

				15,570,771

	Machinery 1.0%
5,790	Goodman Global, Inc., Term Loan	6.50	02/13/14	5,670,581
3,930	Mold-Masters Luxembourg Holdings, SA, Term Loan	3.81	10/11/14	2,809,950

				8,480,531

	Medical Products & Services 0.6%
1,133	AGA Medical Corp., Term Loan	2.30 to 2.37	04/28/13	967,382
1,846	Biomet, Inc., Term Loan	3.29 to 3.61	03/25/15	1,754,162
1,745	Carestream Health, Inc., Term Loan	2.29	04/30/13	1,612,363
788	VWR International, Inc., Term Loan	2.79	06/30/14	723,556

				5,057,463

	Mining, Steel, Iron & Non-Precious Metals 0.5%
5,401	John Maneely Co., Term Loan	3.54 to 3.76	12/09/13	4,229,242

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Natural Resources 0.5%
$3,200	CDX Funding, LLC, Term Loan (c) (e)	7.50%	03/31/13	$800,000
3,000	Dresser, Inc., Term Loan	6.04	05/04/15	2,312,499
842	Western Refining, Inc., Term Loan	8.25	05/30/14	811,046

				3,923,545

	Non-Durable Consumer Products 5.6%
6,652	Amscan Holdings, Inc., Term Loan	2.54 to 3.38	05/25/13	5,870,302
1,948	Huish Detergents, Inc., Term Loan	2.04	04/26/14	1,840,477
8,366	KIK Custom Products, Inc., Term Loan	2.54 to 5.29	06/02/14 to 11/30/14	4,247,166
2,946	Mega Brands, Inc., Term Loan (Canada)	9.75	07/26/12	1,171,166
€16,679	Ontex, Term Loan (Belgium)	4.00 to 4.75	07/06/12 to 07/05/13	22,227,714
475	Spectrum Brands, Inc., Revolving Credit Agreement (c)	4.31 to 6.25	03/30/13	435,683
9,249	Spectrum Brands, Inc., Term Loan (c)	6.25	03/30/13	8,477,976
5,000	Targus Group International, Inc., Term Loan	9.17	05/22/13	1,500,000

				45,770,484

	Paper & Forest Products 0.9%
3,200	Ainsworth Lumber Co., Ltd, Term Loan (d)	5.31	06/26/14	2,000,000
3,343	New Page, Term Loan	4.06	12/21/14	2,906,139
1,905	SP Newsprint Co., Term Loan	11.00	03/31/10	1,381,091
393	Verso Paper Holding, LLC, Term Loan (a)	7.28 to 8.03	02/01/13	88,337
3,328	White Birch Paper Co., Term Loan (Canada)	3.35	05/08/14	989,960

				7,365,527

	Pharmaceuticals 0.8%
6,919	Nyco Holdings 2 Aps, Term Loan (Denmark) (b)	2.85 to 3.60	12/29/13 to 12/29/15	6,274,327

	Printing & Publishing 6.9%
1,823	Ascend Media Holdings, LLC, Term Loan (d) (e)	10.25	01/31/12	74,763
989	DRI Holdings, Inc., Term Loan	3.29 to 3.60	07/03/14	884,727
4,000	Endurance Business Media, Inc., Term Loan (d) (e)	11.25	01/26/14	0
4,123	Gatehouse Media, Inc., Term Loan	2.29 to 2.30	08/28/14	1,042,480
7,766	Idearc, Inc., Term Loan (c) (e)	5.75	11/15/13	3,525,304
3,427	Intermedia Outdoor, Inc., Term Loan	3.60	01/31/13	1,713,618
3,176	Knowledgepoint 360 Group, LLC, Term Loan	4.11 to 7.86	04/14/14 to 04/13/15	2,211,448

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Printing & Publishing (Continued)
$5,731	MediaNews Group, Inc., Term Loan	6.79%	12/30/10 to 08/02/13	$1,166,102
9,880	Merrill Communications, LLC, Term Loan (a)	14.75 to 15.00	11/15/13	5,236,332
2,333	Newsday, LLC, Term Loan	6.01	08/01/13	2,312,917
€11,888	Primacom, Term Loan (Germany)	4.95 to 5.45	11/21/15 to 11/21/16	12,284,513
1,455	Primedia, Inc., Term Loan	2.54 to 2.85	08/01/14	1,171,412
€13,000	Prosiebensat.1 Media AG, Term Loan (Germany) (b)	3.14	07/03/15	14,346,661
1,893	R.H. Donnelley, Inc., Term Loan (c)	6.75	06/30/11	1,451,111
1,746	Thomas Nelson Publishers, Term Loan	8.75	06/12/12	1,182,952
16,000	Tribune Co., Bridge Loan (c) (d) (e)	8.25	12/20/15	130,000
17,146	Tribune Co., Term Loan (c) (e)	5.25	06/04/14	7,201,432

				55,935,772

	Restaurants & Food Service 0.5%
1,568	Center Cut Hospitality, Inc., Term Loan	3.17	07/06/14	1,176,000
3,280	Volume Services America, Inc., Term Loan	8.25	12/31/12	2,705,927

				3,881,927

	Retail—Oil & Gas 0.5%
3,878	The Pantry, Inc., Term Loan	1.79	05/15/14	3,638,362

	Retail—Specialty 1.9%
€7,796	Travelport LLC, Term Loan	3.62	08/23/13	8,666,714
€6,500	Zapf, Term Loan (Germany) (d)	4.62	11/30/12	6,948,335

				15,615,049

	Retail—Stores 1.8%
5,000	Dollar General Corp., Term Loan	3.04	07/07/14	4,838,875
6,552	General Nutrition Centers, Inc., Term Loan	2.54 to 2.85	09/16/13	5,991,008
4,157	Guitar Center, Inc., Term Loan	3.79	10/09/14	3,125,023
1,043	Sally Holdings, Inc., Term Loan	2.54 to 2.93	11/16/13	1,002,376

				14,957,282

	Telecommunications—Equipment & Services 1.8%
€10,000	Fibernet, Term Loan (Bulgaria) (d)	3.65 to 4.15	12/20/14 to 12/20/15	9,977,095
€4,774	Orion, Term Loan (Germany)	4.22 to 5.20	10/31/14 to 10/30/15	5,005,118

				14,982,213

	Telecommunications—Local Exchange Carriers 1.1%
6,663	Global Tel*Link Corp., Term Loan	9.00	02/14/13	5,996,585
3,181	Hawaiian Telcom Communications, Inc, Term Loan (a) (c)	4.75	06/01/14	1,956,145
1,389	Sorenson Communications, Inc., Term Loan	2.79	08/16/13	1,321,731

				9,274,461

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Telecommunications—Long Distance 0.6%
$5,167	Level 3 Communications, Inc., Term Loan	2.54 to 11.50%	03/13/14	$4,472,153

	Telecommunications—Wireless 0.8%
2,923	Asurion Corp., Term Loan	3.29 to 4.02	07/03/14	2,822,765
3,808	MetroPCS Wireless, Inc., Term Loan	2.56 to 3.31	11/04/13	3,649,191

				6,471,956

	Textiles & Leather 0.8%
3,474	Gold Toe Investment Corp., Term Loan	8.50 to 11.75	10/30/13 to 04/30/14	2,027,267
5,000	Levi Strauss & Co., Term Loan	2.54	03/27/14	4,275,000

				6,302,267

	Transportation—Cargo 0.3%
4,000	JHCI Acquisition, Inc., Term Loan	5.79	12/19/14	2,255,000

	Utilities 5.3%
5,000	Bicent Power LLC, Term Loan	4.60	12/31/14	3,125,000
2,290	BRSP, LLC, Term Loan	7.50	06/24/14	2,158,629
20,308	Calpine Corp., Term Loan	3.48	03/29/14	18,692,019
4,853	First Light Power Resources, Inc., Term Loan	3.13 to 5.13	11/01/13 to 05/01/14	3,998,539
187	Mach Gen, LLC, Term Loan	2.60	02/22/13	169,320
3,992	NRG Energy, Inc., Term Loan	1.79 to 2.10	02/01/13	3,795,012
8,048	Texas Competitive Electric Holdings Co., LLC, Term Loan	3.79 to 3.80	10/10/14	6,228,399
6,000	TPF Generation Holdings, LLC, Term Loan	4.54	12/15/14	5,080,002

				43,246,920

	Total Variable Rate Senior Loan Interests ** 93.4%			759,470,366

	Notes 28.5% Broadcasting—Cable 0.7%
5,000	Kabel Deutschland GmbH (Germany)	10.63	07/01/14	5,262,500

	Chemicals, Plastics & Rubber 0.8%
5,000	Cognis GmbH (Germany) (b)	2.63	09/15/13	4,200,000
1,893	Wellman, Inc. (d)	5.00	01/30/19	1,893,000

				6,093,000

	Construction Material 0.2%
2,000	Compression Polymers Corp. (b) (i)	7.87	07/01/12	1,410,000

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers, Packaging & Glass 5.8%
€8,321	Ardagh Glass Finance BV (Ireland) (b)	8.88%	07/01/13	$11,652,367
€9,200	Ardagh Glass Finance (Ireland) (b)	7.13	06/15/17	11,364,391
€6,000	Impress Metal Packaging Holdings BV (Netherlands) (b)	4.12	09/15/13	7,910,412
€12,725	Pregis Corp.	6.00	04/15/13	16,504,610

				47,431,780

	Finance 4.8%
£10,000	Bank of America Corp (b)	1.36	06/11/12	15,218,236
£15,000	GE Capital (Ireland) (b)	1.54	08/01/11	23,573,920

				38,792,156

	Healthcare 0.5%
$4,167	Apria Healthcare Group, Inc.	11.25	11/01/14	4,260,417

	Mining, Steel, Iron & Non-Precious Metals 3.7%
18,000	FMG Finance Pty Ltd (Australia) (b)	10.63	09/01/16	18,675,000
€6,285	Xstrata PLC (b)	5.25	06/13/17	8,365,703
3,305	Xstrata PLC (b)	7.25	07/15/12	3,417,238

				30,457,941

	Telecommunications—Equipment & Services 5.8%
€6,000	Iesy Hessen Gmbh & Co, Kg (Germany) (b)	3.78	04/15/13	8,209,724
€11,825	Magyar Telecom (Invtel) (Netherlands) (b)	10.75	08/15/12	12,219,270
€24,150	Versatel AG (Germany) (b)	4.03	06/15/14	26,951,627

				47,380,621

	Telecommunications—Local Exchange Carriers 0.1%
1,000	Qwest Corp. (i)	3.88	06/15/13	945,000

	Telecommunications—Wireless 1.8%
14,000	Wind Acquisition Fin SA (Italy) (b)	10.75	12/01/15	14,910,000

	Transportation—Cargo 4.3%
€27,297	CB Bus AB (Sweden) (b) (d)	9.13	08/01/12	35,268,648

Total Notes 28.5%				232,212,063

Description				Value

Equities 0.1%
Axia, Inc. (Warrants for 6,352 common shares, Expiration date 12/31/18, Acquired 09/24/08, Cost $0) (d) (g) (j)				0
Building Materials Holding Corp. (Warrants for 15,357 common shares, Expiration date 09/30/15, Acquired 10/09/08, Cost $0) (d) (j) (e)				0
Euramax International (1,870 common shares, Acquired 7/09/09, Cost $1,962,106) (d)				95,360

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Description	Value

Equities (Continued)
United Subcontractors, Inc. (3,259 common shares, Acquired 7/01/09, Cost $142,531) (d)	$14,163
Wellman, Inc. (1,892 common shares, Acquired 02/12/09 & 6/16/09, Cost $4,958,713) (d)	1,103,660

Total Equities 0.1%	1,213,183

Total Long-Term Investments 122.0% (Cost 1,302,601,584)	993,488,575

Time Deposit 2.9% State Street Bank & Trust Corp. ($23,304,202 par, 0.01% coupon, dated 7/31/09, to be sold on 8/03/09 at $23,304,221) (Cost $23,304,202) (h)	23,304,202

Total Investments 124.9% (Cost $1,325,905,786)	1,016,792,777

Foreign Currency 0.0% (Cost $352,045)	352,045

Borrowings (26.3%)	(214,000,000)

Other Assets in Excess of Liabilities 1.4%	11,255,963

Net Assets 100.0%	$814,400,785

Par amounts are denominated in US currency unless otherwise noted.

€-Euro

£-Great Britain Pound

Percentages are calculated as a percentage of net assets.

(a)	All or a portion of this security is payment-in-kind.

(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)	This borrower has filed for protection in federal bankruptcy court.

(d)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e)	This Senior Loan interest is non-income producing.

(f)	Senior loan is past due.

(g)	Affiliated company.

(h)	All or a portion of this security is designated in connection with unfunded loan commitments.

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

(i)	Variable rate security. Interest rate shown is that in effect at July 31, 2009.

(j)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted, as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents less than 0.01% of the net assets of the Fund.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

Swap agreements outstanding as of July 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
		Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	(000)	Payments	Value	Equity*

Bank of America N.A.	Cognis GMBH	Sell	3.900%	12/20/09	$7,126	$0	$46,445	B–
Bank of America N.A.	Seat Pagine Gialle S.P.A	Sell	3.350	09/20/12	7,126	0	(2,130,645)	BB–
Bank of America N.A.	Seat Pagine Gialle S.P.A	Sell	3.650	12/20/12	7,126	0	(2,169,140)	BB–
Citigroup	M-Real Oyj	Sell	4.250	12/20/09	7,126	0	(99,446)	CCC+
Credit Suisse International	Codere Finance Luxenburg SA	Sell	3.420	09/20/12	7,126	0	(1,275,959)	B
Goldman Sachs International	ArcelorMittal	Sell	5.400	06/20/11	7,126	0	260,721	BBB
Goldman Sachs International	ArcelorMittal	Sell	5.650	06/20/12	7,126	0	285,286	BBB
Goldman Sachs International	ArcelorMittal	Sell	5.750	06/20/10	7,126	0	240,501	BBB
Goldman Sachs International	ArcelorMittal	Sell	6.000	06/20/14	7,126	0	766,243	BBB
Goldman Sachs International	Calpine Corporation	Sell	5.000	03/20/10	1,500	(165,000)	1,584	B
Goldman Sachs International	CDX.NA.HY.9	Sell	3.750	12/20/12	17,200	(715,500)	(1,386,717)	NR
Goldman Sachs International	Citgo Petroleum Corp.	Sell	4.150	12/20/10	5,000	0	(27,691)	BB–
Goldman Sachs International	Gala Group Finance	Sell	3.450	12/20/12	7,126	0	(1,364,723)	NR
Goldman Sachs International	Gala Group Finance	Sell	4.150	03/20/13	7,126	0	(1,339,673)	NR
Goldman Sachs International	Grohe Holding GMBH	Sell	4.250	12/20/09	14,253	0	(420,810)	B–

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

			Pay/					Credit
			Receive		Notional			Rating of
		Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	(000)	Payments	Value	Equity*

Goldman Sachs International	LCDX.NA.10	Sell	3.250%	06/20/13	$49,800	$(5,341,000)	$(4,351,967)	NR
Goldman Sachs International	LCDX9	Sell	2.250	12/20/12	42,000	(3,383,000)	(3,990,000)	NR
Goldman Sachs International	Peermont Global	Sell	3.500	09/20/12	7,126	0	(783,365)	B
Goldman Sachs International	Texas Competitive Electric	Sell	2.850	06/20/10	5,000	0	(270,030)	B–
Goldman Sachs International	Texas Competitive Electric	Sell	5.000	06/20/10	3,000	(97,500)	(104,770)	B–
Goldman Sachs International	UPC Holding	Sell	3.450	09/20/12	7,126	0	(268,326)	B+
Goldman Sachs International	Xstrata PLC	Sell	5.800	06/20/10	7,126	0	318,416	BBB
UBS AG	CDX.NA.HY.10	Sell	5.000	06/20/13	17,400	(1,128,250)	(887,210)	NR
UBS AG	CDX.NA.HY.9	Sell	3.750	12/20/12	17,200	(715,500)	(1,386,717)	NR

Total Credit Default Swaps					$272,117	$(11,545,750)	$(20,337,993)

Swap Collateral Pledged to Counterparty

Goldman Sachs International	14,355,000
Bank of America	4,430,000
UBS AG	2,443,000
Credit Suisse	1,448,000
Citi Global Markets	211,000

Total Swap Collateral Pledged	$22,887,000

Total Swap Agreements	$2,549,007

NR—Not Rated

*	Credit ratings as issued by Standard & Poor’s (Unaudited)

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Forward foreign currency contracts outstanding as of July 31, 2009:

			Unrealized
			Appreciation/
	In Exchange for	Current Value	Depreciation

Long Contracts:
Euro
857,689 expiring 08/04/09	US$	$1,222,464	$26,600
1,073,000 expiring 09/08/09	US$	1,529,452	19,767
211,199,324 expiring 08/04/09	US$	301,022,259	4,785,428
799,819 expiring 08/04/09	US$	1,139,981	4,112
4,212,250 expiring 08/04/09	US$	6,003,717	141,558
4,023,899 expiring 08/04/09	US$	5,735,261	157,296
778,500 expiring 08/04/09	US$	1,109,595	25,353
1,790,875 expiring 08/04/09	US$	2,552,533	53,995

			5,214,109

Pound Sterling
24,939,036 expiring 08/04/09	US$	41,659,419	819,378

Total Long Contracts			6,033,487

Short Contracts:
Euro
1,073,000 expiring 09/08/09	US$	1,529,452	(21,578)
210,021,170 expiring 09/08/09	US$	299,363,767	(4,857,172)
3,433,732 expiring 08/04/09	US$	4,894,096	(16,737)
6,496,122 expiring 08/04/09	US$	9,258,918	(42,383)
1,810,228 expiring 08/04/09	US$	2,580,117	(25,060)
1,810,000 expiring 08/04/09	US$	2,579,792	(49,958)
1,691,401 expiring 08/04/09	US$	2,410,753	(35,507)
4,048,617 expiring 08/04/09	US$	5,770,491	(104,314)
204,372,256 expiring 08/04/09	US$	291,291,643	(2,098,566)

			(7,251,275)

Pound Sterling
25,179,297 expiring 09/08/09	US$	42,057,449	(831,385)
24,939,036 expiring 08/04/09	US$	41,659,418	(552,281)

			(1,383,666)

Total Short Contracts			(8,634,941)

Total Forward Foreign Currency Contracts			$(2,601,454)

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Ratings Allocation as of 7/31/09 (Unaudited)

AA/Aa	2.4%
A/A	1.5%
BBB/Baa	2.3%
BB/Ba	23.4%
B/B	35.7%
CCC/Caa	8.4%
CC/Ca	0.3%
C/C	0.6%
Non-Rated	25.4%

Ratings allocations are as a percentage of debt obligations. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively. Bank loans rated below BBB by Standard and Poor’s or Baa by Moody’s are considered to be below investment grade.

Summary of Long-Term Investments by Country Classification (Unaudited)

		Percentage of
		Long-Term
Country	Value	Investment

United States	$645,207,748	64.9%
Germany	100,708,160	10.1
Ireland	46,590,679	4.7
Sweden	35,268,648	3.6
Greece	23,813,189	2.4
Belgium	22,227,714	2.3
Netherlands	20,129,682	2.0
Canada	19,279,067	1.9
Australia	18,675,000	1.9
United Kingdom	16,954,834	1.7
Italy	14,910,000	1.5
Bulgaria	9,977,095	1.0
Denmark	6,274,327	0.6
Hungary	5,698,330	0.6
Cayman Islands	4,432,929	0.5
Spain	3,341,173	0.3

	$993,488,575	100.0%

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  July 31, 2009  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of July 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets:
Variable Rate Senior Loan Interests	$—	$739,189,212	$20,874,117	$760,063,329
Notes	—	195,050,415	37,161,648	232,212,063
Equities
Chemicals,Plastics & Rubber	—	—	1,103,660	1,103,660
Construction Materials	—	—	14,163	14,163
Diversified Manufacturing	—	—	95,360	95,360
Short-term Investments	—	23,304,202	—	23,304,202
Forward Foreign Currency Contracts	—	6,033,487	—	6,033,487
Credit Default Swap	—	1,919,196	—	1,919,196
Unfunded Commitments	—	9,841	—	9,841

Total Assets	0	965,506,353	59,248,948	1,024,755,301

Liabilities:
Forward Foreign Currency Contracts	—	(8,634,941)	—	(8,634,941)
Credit Default Swap	—	(22,257,189)	—	(22,257,189)
Unfunded Commitments	—	(5,302,560)	(13,947)	(5,316,507)

Total Liabilities	$0	$(36,194,690)	$(13,947)	$(36,208,637)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Loans and Securities
	Variable
	Rate		Equities
	Senior		Chemicals,
	Loan		Plastics &	Construction	Diversified		Unfunded
	Interest	Notes	Rubber	Materials	Manufacturing	Total	Commitments

Balance as of 8/1/08	$38,724,141	$—	$—	—	$—	$38,724,141	$—
Accrued Discounts/Premiums	317,525	20,891	—	—	—	338,416	—
Realized Gain/Loss	(536,842)	—	—	—	—	(536,842)	—
Change in Unrealized Appreciation/Depreciation	(32,774,868)	(9,250,966)	(3,855,053)	(128,368)	(1,866,746)	(47,876,001)	(13,947)
Net Purchases/Sales	(7,238,612)	46,391,723	4,958,713	142,531	1,962,106	46,216,461	—
Net Transfers In and/or Out of Level 3*	22,382,773	—	—	—	—	22,382,773	—

Balance as of 7/31/09	$20,874,117	$37,161,648	$1,103,660	$14,163	$95,360	$59,248,948	$(13,947)

Net Change in Unrealized Appreciation/Depreciation from Investments Still Held as of 7/31/09						$(48,229,178)	$(13,947)

*	The value of Net Transfers In and/or Out of Level 3 was measured using the market value as of the beginning of the period for transfer in and the market value as of the end of the period for transfers out.

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements

Statement of Assets and Liabilities
July 31, 2009

Assets:
Unaffiliated Investments (Cost $1,320,629,224)	$1,015,227,100
Affiliated Investments (Cost $5,276,562)	1,565,677

Total Investments (Cost $1,325,905,786)	1,016,792,777
Foreign Currency (Cost $352,045)	352,045
Receivables:
Investments Sold	55,950,129
Interest	7,295,922
Forward Foreign Currency Contracts	6,033,487
Swap Contracts	2,549,007
Other	43,919

Total Assets	1,089,017,286

Liabilities:
Payables:
Borrowings	214,000,000
Investments Purchased	43,788,961
Investment Advisory Fee	1,062,106
Income Distributions	710,944
Other Affiliates	235,921
Forward Foreign Currency Contracts	8,634,941
Unfunded Commitments	5,306,666
Accrued Interest Expense	88,655
Trustees’ Deferred Compensation and Retirement Plans	50,028
Accrued Expenses	738,279

Total Liabilities	274,616,501

Net Assets	$814,400,785

Net Asset Value Per Common Share ($814,400,785 divided by 74,005,236 shares outstanding)	$11.00

Net Assets Consist of:
Common Shares ($.01 par value with an unlimited number of shares authorized, 74,005,236 shares issued and outstanding)	$740,052
Paid in Surplus	1,409,867,771
Accumulated Undistributed Net Investment Income	(3,791,452)
Accumulated Net Realized Loss	(267,802,262)
Net Unrealized Depreciation	(324,613,324)

Net Assets	$814,400,785

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statement of Operations
For the Year Ended July 31, 2009

Investment Income:
Interest from Unaffiliated Investments	$105,111,276
Interest from Affiliated Investments	26,018

Total Interest Income	105,137,294
Other	2,898,979

Total Income	108,036,273

Expenses:
Investment Advisory Fee	13,607,123
Credit Line	5,660,412
Excise Tax	2,039,357
Custody	399,158
Accounting & Administrative Expenses	299,563
Professional Fees	290,947
Reports to Shareholders	128,732
Registration Fees	52,038
Transfer Agent Fees	50,845
Trustees’ Fees and Related Expenses	32,815
Other	41,252

Total Operating Expense	22,602,242
Interest Expense	6,038,523

Total Expenses	28,640,765

Net Investment Income	$79,395,508

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Unaffiliated Investments	$(222,584,169)
Forward Foreign Currency Contracts	39,064,738
Foreign Currency Transactions	(6,944,272)
Swap Contracts	(12,090,260)

Net Realized Loss	(202,553,963)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(200,955,666)

End of the Period:
Investments	(309,113,009)
Foreign Currency Translation	1,200,048
Forward Foreign Currency Contracts	(2,601,454)
Unfunded Commitments	(5,306,666)
Swap Contracts	(8,792,243)

(324,613,324)

Net Unrealized Depreciation During the Period	(123,657,658)

Net Realized and Unrealized Loss	$(326,211,621)

Net Decrease in Net Assets From Operations	$(246,816,113)

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	July 31, 2009	July 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$79,395,508	$106,542,295
Net Realized Loss	(202,553,963)	(45,622,524)
Net Unrealized Depreciation During the Period	(123,657,658)	(161,987,204)

Change in Net Assets from Operations	(246,816,113)	(101,067,433)
Distributions from Net Investment Income	(100,106,883)	(117,202,092)

Net Change in Net Assets from Investment Activities	(346,922,996)	(218,269,525)
From Capital Transactions:
Additional Cost from the 2007 Initial Public Offering	-0-	(252,820)

Net Change in Net Assets	(346,922,996)	(218,522,345)
Net Assets:
Beginning of the Period	1,161,323,781	1,379,846,126

End of the Period (Including accumulated undistributed net investment income of $(3,791,452) and $(30,110,711), respectively)	$814,400,785	$1,161,323,781

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statement of Cash Flows
For the Year Ended July 31, 2009

Change in Net Assets from Operations	$(246,816,113)

Adjustments to Reconcile the Change in Net Assets from Operations to
Net Cash Provided by Operating Activities:
Purchases of Investments	(404,238,551)
Principal Repayments/Sales of Investments	692,489,787
Net Purchases of Short-Term Investments	(10,239,387)
Purchases of Foreign Currency	(3,459,947,004)
Sales of Foreign Currency	3,516,782,784
Amortization of Loan Fees	(110,370)
Net Loan Fees Received	57,572
Accretion of Discount	(11,736,364)
Net Realized Loss on Investments	222,584,169
Net Realized Loss on Foreign Currency Transactions	6,944,272
Net Realized Gain on Forward Foreign Currency Contracts	(39,064,738)
Net Change in Unrealized Depreciation on Investments	122,830,355
Net Change in Unrealized Appreciation on Foreign Currency Transactions	21,127
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	(1,179,167)
Decrease in Restricted Cash	3,329,790
Decrease in Interest Receivables	8,536,361
Decrease in Other Assets	17,508
Increase in Accrued Expenses	225,746
Decrease in Other Affiliates Payables	(26,080)
Decrease in Investment Advisory Fees Payable	(717,456)
Increase in Deferred Compensation and Retirement Plans	22,031
Decrease in Accrued Interest Expenses	(1,102,548)
Net Change in Swap Contracts	(6,678,100)
Net Change in Upfront Payments on Swap Contracts	3,100,500
Net Change in Unfunded Commitments	1,524,232

Total Adjustments	643,426,469

Net Cash Provided by Operating Activities	396,610,356

Cash Flows From Financing Activities
Cash Distributions Paid	(100,610,356)
Proceeds from Borrowings	156,000,000
Repayments of Borrowings	(452,000,000)

Net Cash Used for Financing Activities	(396,610,356)

Net Decrease in Cash	-0-
Cash at the Beginning of the Period	-0-

Cash at the End of the Period	$-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$6,038,235

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Highlights

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

			June 26, 2007
			(Commencement
	Year Ended July 31,		of Operations) to
	2009	2008	July 31, 2007

Net Asset Value, Beginning of the Period	$15.69	$18.65	$19.10

Net Investment Income (a)	1.07	1.44	0.08
Net Realized and Unrealized Loss	(4.41)	(2.82)	(0.53)

Total from Investment Operations	(3.34)	(1.38)	(0.45)
Less Distributions from Net Investment Income	(1.35)	(1.58)	-0-

Net Asset Value, End of the Period	$11.00	$15.69	$18.65

Common Share Market Price at End of the Period	$10.00	$13.30	$19.75
Total Return (b)	–11.84%	–25.46%	–1.25% *
Net Assets at End of Period (In millions)	$814.4	$1,161.3	$1,379.8
Ratio to Average Net Assets excluding Borrowings:
Operating Expense	2.97%	1.79%	1.54%
Interest Expense	0.79%	0.99%	N/A
Gross Expense	3.76%	2.78%	1.54%
Net Investment Income	10.42%	8.38%	4.58%
Portfolio Turnover (c)	36%	43%	0% *

Supplemental Ratios:
Ratio to Average Net Assets including Borrowings:
Operating Expense	2.08%	1.36%	N/A
Interest Expense	0.56%	0.75%	N/A
Gross Expense	2.63%	2.11%	N/A
Net Investment Income	7.30%	6.37%	N/A

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$214,000	$510,000	$-0-
Asset Coverage per $1,000 Unit of Senior Indebtedness (d)	$4,806	$3,277	N/A
* Non-Annualized

(a)	Based on average shares outstanding.

(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009

1. Significant Accounting Policies
Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated March 15, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world. The Fund will invest in a combination of (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) other debt obligations, including high yield, high risk obligations; and (iv) structured products including collateralized debt and loan obligations. The Fund intends to borrow money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The Fund’s loans and debt obligations are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, loans and debt obligations for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other loans and debt obligations are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the loans in the Fund’s portfolio. The fair value of loans are reviewed and approved by the Fund’s Valuation Committee and the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Credit default swaps are valued using quotations obtained from brokers.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.
Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery until payment is made. At July 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund. At July 31, 2009, the Fund had no repurchase agreements.

D. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable loan or other debt obligation. Other income is comprised primarily of amendment

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable as the income is earned or capital gains are recorded. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the three year period ended July 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At July 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $77,214,579 which will expire according to the following schedule:

Amount	Expiration

$431,578	July 31, 2016
76,783,001	July 31, 2017

At July 31, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,328,537,787

Gross tax unrealized appreciation	92,974,589
Gross tax unrealized depreciation	(404,719,599)

Net tax unrealized depreciation on investments	$(311,745,010)

F. Distribution of Income and Gains The Fund intends to declare and pay monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually to its shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during the years ended July 31, 2009 and 2008, were as follows:

	2009	2008

Distributions paid from:
Ordinary income	$100,610,355	$115,987,675

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

Permanent differences, primarily due to reclassification of currency, excise tax and swap gains and losses, resulted in the following reclassifications among the Fund’s components of net assets at July 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Paid in Surplus

$47,030,634	$(44,991,277)	$(2,039,357)

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$57,056,025

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains and losses recognized on securities for tax purposes but not for book purposes and post October losses in the amount of $189,422,440, which are not realized for tax purposes until the first day of the following fiscal year.

G. Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expense are translated at rates prevailing when accrued. Unrealized gains and losses on securities resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on securities resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.
The Fund invests in issuers located in foreign markets. There are certain risks inherent in these securities not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Foreign markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund’s ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally changes in currency exchange rates will affect the value of and investment income from such securities.

H. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of July 31, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through September 22, 2009. Management has determined that there are no material events or transactions that would effect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide certain day-to-day investment management services to the Fund for an annual fee of 1.25% of the average daily managed assets. Average daily managed assets are defined as the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate amount of borrowings for investment purposes. The Adviser has entered into a subadvisory agreement with Avenue Europe International Management, L.P. (the “Subadviser”). Under the subadvisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund’s assets that are allocated to the Subadviser. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
For the year ended July 31, 2009, the Fund recognized expenses of approximately $112,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended July 31, 2009, the Fund recognized expenses of approximately $119,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting and CCO Employment agreements are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Trustee’s years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.
At July 31, 2009, Van Kampen Investments Inc., an affiliate of the Adviser, owned 5,236 shares of common stock at an aggregate purchase price of $100,000.
During the period, the Fund owned shares of the following affiliated company. Affiliated companies are defined by the 1940 Act as those company in which a Fund holds 5% or more of the outstanding voting securities.

		Interest/	Market
	Par/	Dividend	Value
Name	Shares*	Income	7/31/2009	Cost

Axia, Inc.—Warrants*	6,352	$-0-	$-0-	$-0-
Axia, Inc.—Term Loan	$6,541,418	647,035	1,565,677	5,276,562

		$647,035	$1,565,677	$5,276,562

*	Shares were acquired through the restructuring of senior loan interests.

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

Affiliate transactions during the year ended July 31, 2009 were as follows:

	Par/Shares			Par/Shares	Realized	Interest/
	as of	Gross	Gross	as of	Gain/	Dividend
Name	7/31/2008	Addition	Reduction	7/31/2009	(Loss)	Income

Axia, Inc.—Warrants	-0-	$6,352	$-0-	6,352	$-0-	$-0-
Axia, Inc.—Term Loan	$3,733,693	2,807,725	-0-	6,541,418	-0-	$647,035

					$-0-	$647,035

3. Capital Transactions
The Board of Trustees have approved a share repurchase program whereby the Fund may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase.
For the year ended July 31, 2009 there was no activity in capital transactions.
The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. The Fund had no operations until June 26, 2007, other than matters relating to its organization and registration and sale and issuance to Van Kampen Investments Inc., an affiliate of the Adviser, of 5,236 shares of common stock at an aggregate purchase price of $100,000. The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational cost, estimated at $10,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common shares. On June 26, 2007, the Fund sold 71,000,000 common shares in an initial public offering. Proceeds to the Fund were $1,355,500,000 after deducting underwriting commissions and estimated $600,000 of offering expenses. On July 23, 2007 the Fund sold 3,000,000 common shares, pursuant to an over allotment agreement with the underwriters for net proceeds of $57,300,000 after deducting underwriting commissions. For the year ended July 31, 2008, the Fund incurred additional costs of $252,820 from the 2007 initial public offering.

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $393,090,782 and $741,591,421, respectively.

5. Commitments
Pursuant to the terms of certain loan agreements, the Fund had unfunded loan commitments of approximately $28,482,400 as of July 31, 2009. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid loans as a reserve. The

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

unrealized depreciation on these commitments of $5,306,666 as of July 31, 2009 and is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities.

Description	Type	Commitment	App/(Dep)

Bright Horizons Family Solutions, Inc.	Revolver	2,236,000	(559,000)
Community Health Systems, Inc.	Revolver	10,000,000	(1,550,000)
Graphic Packaging International, Inc.	Revolver	4,972,558	(895,060)
KAG Property LLC	Delayed Draw Note	384,733	(13,947)
Lyondell Chemical Company	DIP Term Loan	264,389	9,841
NV Broadcasting LLC	DIP Term Loan	74,748	—
Surgical Care Affiliates, Inc.	Revolver	5,550,000	(1,498,500)
LJVH Holdings, Inc.	Revolver	5,000,000	(800,000)

		28,482,429	(5,306,666)

6. Borrowings
The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3% of the Fund’s total assets.
The Fund had entered into a $750 million revolving credit and security agreement. Effective October 16, 2008, this credit line was reduced to $550 million. The revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the year ended July 31, 2009, the Fund incurred fees of approximately $5,660,400, as disclosed on the Statement of Operations. For the year ended July 31, 2009, the average daily balance of borrowings under the revolving credit and security agreement was $325,205,479 with a weighted average interest rate of 1.84%.
The Fund has also entered into a $400 million revolving credit and security agreement as of August 24, 2009. This revolving credit agreement is secured by the assets of the Fund.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are specific types of derivative financial instruments used by the Fund.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
During the year ended July 31, 2009, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $3,459,947,004 and $3,516,782,784, respectively.

B. Credit Default Swaps The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/ performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the footnotes to the Portfolio of Investments, the aggregate fair value of credit default swaps in a net liability position as of July 31, 2009 was $22,257,189. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $22,887,000. If a defined credit event had occurred as of July 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $272,117,000 less the value of the contracts’ related reference obligations.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of Financial Accounting Standards Board Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective February 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of July 31, 2009.

	Asset Derivatives		Liability Derivatives
	Balance Sheet		Balance Sheet
Primary Risk Exposure	Location	Fair Value	Location	Fair Value

Currency Contracts	Forward Foreign Currency Contracts	$6,033,487	Forward Foreign Currency Contracts	$8,634,941
Credit Contracts	Swap Contracts	2,549,007	Swap Contracts	-0-

Total		$8,582,494		$8,634,941

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  July 31, 2009  continued

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized gains/losses by type of derivative contract for the year ended July 31, 2009.

Amount of Realized Gain/Loss on Derivative Contracts
	Forwards Foreign
Primary Risk Exposure	Currency Contracts	Swaps	Total

Currency Contracts	$39,064,738	$-0-	$39,064,738
Credit Contracts	-0-	(12,090,260)	(12,090,260)

Total	$39,064,738	$(12,090,260)	$26,974,478

Change in Unrealized Appreciation/Depreciation on Derivative Contracts
	Forwards Foreign
Primary Risk Exposure	Currency Contracts	Swaps	Total

Currency Contracts	$1,179,167	$-0-	$1,179,167
Credit Contracts	-0-	(1,085,900)	(1,085,900)

Total	$1,179,167	$(1,085,900)	$93,267

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Credit Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded by a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. A court-ordered mediation took place in March, 2009, but no resolution was reached. The case went to trial, which concluded in August 2009. A final decision is currently expected in late 2009. In management’s opinion, there is no material impact to the Fund as a result of this legal matter.

Van Kampen Dynamic Credit Opportunities Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen Dynamic Credit
Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Dynamic Credit Opportunities Fund (the “Fund”), including the portfolio of investments, as of July 31, 2009, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 26, 2007 (commencement of operations) to July 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the Fund’s custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Dynamic Credit Opportunities Fund as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods stated, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 22, 2009

Van Kampen Dynamic Credit Opportunities Fund
Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains (Distributions) into additional shares of Van Kampen Dynamic Credit Opportunities Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

• Add to your account

You may increase your shares in the Fund easily and automatically with the Plan.

• Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

• Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (The Agent), which administers the Plan. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet at vankampen.com.

• Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name”—in the name of your brokerage firm, bank, or other financial institution—you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its net asset value (NAV), you’ll pay that amount for your

Van Kampen Dynamic Credit Opportunities Fund
Dividend Reinvestment Plan  continued

reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium If the Fund is trading at a premium—a market price that is higher than its NAV—you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount If the Fund is trading at a discount—a market price that is lower than its NAV—you’ll pay the market price for your reinvested shares.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after The Agent receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.
Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and

Van Kampen Dynamic Credit Opportunities Fund
Dividend Reinvestment Plan  continued

constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the plan

To withdraw from the Plan please visit www.vankampen.com or call (800) 341-2929 or notify us in writing at the address below.
Van Kampen Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in The Plan:

1.	If you opt to continue to hold your non-certificated whole shares, they will be held by Computershare Trust Company N.A. as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees and brokerage commission.
2.	If you opt to sell your shares through The Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.
3.	You may sell your shares through your financial advisor through the Direct Registration Systems (“DRS”). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate.
The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-341-2929 or visit vankampen.com.

Van Kampen Dynamic Credit Opportunities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Subadviser
Avenue-Europe International Management, L.P.
535 Madison Avenue, 15th Floor
New York, New York 10022

Custodian
State Street Bank
and Fund Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Fund Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Dynamic Credit Opportunities Fund
Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on June 17, 2009, where shareholders voted on the election of trustees.
With regard to the election of the following trustees by common shareholders of the Fund:

	# of Shares
	In Favor	Withheld

Linda Hutton Heagy	63,536,734	2,724,729
Wayne W. Whalen	63,445,457	2,816,006
Rod Dammeyer	63,471,622	2,789,841

The other trustees of the Fund whose terms did not expire in 2009 are David C. Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information

The business and affairs of each Fund are managed under the direction of the Funds’ Board of Trustees and the Funds’ officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2007	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance advisory board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (70) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2007	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC 4350 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2007	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2007	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2007	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2007	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2007	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information continued
Interested Trustee:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	each Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (69) 333 West Wacker Drive Chicago, IL 60606	Trustee	Trustee since 2007	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	89	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2007	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 2007	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Dynamic Credit Opportunities Fund
Trustee and Officer Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	each Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Chief Executive Officer has certified to the New York Stock Exchange that, as of July 1, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards.

The certifications by the Fund’s principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Fund’s report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Van Kampen closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 341-2929 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address:
Van Kampen Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VTAANN 09/09
IU09-04049P-Y07/09

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees: Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$79,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$498,000	(2)
Tax Fees	$3,720	(3)	$0
All Other Fees	$0		$5,000
Total Non-Audit Fees	$3,720		$503,000

Total	$83,220		$503,000
2008

	Registrant		Covered Entities
Audit Fees	$81,255		N/A

Non-Audit Fees
Audit-Related Fees	$0		$215,000	(2)
Tax Fees	$3,000	(3)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$3,000		$215,000

Total	$84,255		$215,000

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
–	Van Kampen Investments Inc.

–	Van Kampen Asset Management

–	Van Kampen Advisors Inc.

–	Van Kampen Funds Inc.

–	Van Kampen Investor Services Inc.

–	Morgan Stanley Investment Management Inc.

–	Morgan Stanley Trust Company

–	Morgan Stanley Investment Management Ltd.

–	Morgan Stanley Investment Management Company

–	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund’s and its investment advisor’s Proxy Voting Policies and Procedures are as follows:
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors
1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.
2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review

Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D. Changes in capital structure.
1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
E. Takeover Defenses and Shareholder Rights
1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
G. Executive and Director Remuneration.
1.	We generally support the following proposals:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A. Committee Procedures
The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.
Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest
In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Identification of Material Conflicts of Interest
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D. Proxy Voting Reporting
The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B
The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)
1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.
Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Van Kampen Dynamic Credit Opportunities Fund is managed by members of the Adviser’s Senior Loan Group, which currently includes Gerard Fogarty and Jeffrey Scott, each a Vice President of the Adviser, and Philip Yarrow, an Executive Director of the Adviser. All team members are responsible for the day-to-day management of the Adviser’s portion of Fund’s portfolio.
Mr. Fogarty joined the Adviser in 2007 and began managing the Fund in July 2008. Mr. Fogarty has approximately 11 years of investment experience. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JPMorgan and held a number of positions including Director in the financial institutions group, and, most recently as a Credit Executive in the commercial real estate group. Prior to joining JPMorgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Fogarty received a B.S. from Indiana University and an M.B.A. from the University of Chicago Graduate School of Business.
Mr. Scott joined the Adviser in 2005 and began managing the Fund in July 2008. Mr. Scott has approximately 18 years of investment industry experience. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division. Mr. Scott received a B.S. from Elmhurst College and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Scott also holds the Chartered Financial Analyst designation.
Mr. Yarrow joined the Adviser in 2005 and began managing the Fund in June 2007. Mr. Yarrow has over 13 years of investment experience. Prior to joining the Adviser, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow received a bachelor’s degree in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University. Mr. Yarrow also holds the Chartered Financial Analyst designation.
The Fund is also managed by Avenue Europe International Management, L.P., the Fund’s investment subadviser (the “Subadviser”). Richard Furst, Senior Portfolio Manager of the Subadviser, and Raul Ramirez, a Portfolio Manager of the Subadviser, are responsible for the day-to-day management of the Subadviser’s portion of Fund’s portfolio.
Mr. Furst has been associated with the Subadviser in an investment management capacity since 2004. Prior to joining the Subadviser, he was a portfolio manager with Moore Capital Group, managing approximately $1 billion of U.S. and European distressed and high yield securities. Prior to that, he was a Managing Director and Head of U.S. Special Situations Trading group for Bank of America. Previously, Mr. Furst was a Vice President in the High Yield and Distressed Trading and Research department of Salomon Brothers, Inc., after serving as an Analyst in their Mergers, Acquisitions, and Restructuring group.
Mr. Ramirez has been associated with the Subadviser in an investment management capacity since 2006. Prior to joining the Subadviser, Mr. Ramirez was a portfolio manager based in London at Goldentree Asset Management UK, focused on European investments. Previously, Mr. Ramirez was Executive Director of the Special Situations Group at Morgan Stanley, focused on the European energy sector. While at Morgan Stanley, Mr. Ramirez was also the Head of European Distressed Research.
The composition of the team may change from time to time.

The Adviser
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
As of July 31, 2009, Phillip Yarrow managed four registered investment companies with a total of approximately $2.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.
As of July 31, 2008, Gerard Fogarty managed three registered investment companies with a total of approximately $2.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.
As of July 31, 2008, Jeffrey Scott managed three registered investment companies with a total of approximately $2.9 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.
Because the portfolio managers manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGERS COMPENSATION STRUCTURE
Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Manager” above. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Adviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.
* * *
The Sub-Adviser
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
As of July 31, 2009, Richard Furst managed one registered investment company with a total of approximately $814.4 million in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $2.7 billion in assets; and no other accounts.
As of July 31, 2009, Raul Ramirez managed one registered investment company with a total of approximately $814.4 million in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $2.7 billion in assets; and no other accounts.
POTENTIAL CONFLICTS OF INTEREST OF THE SUBADVISER
The Subadviser manages that portion of the Fund’s assets that are allocated to the Subadviser by the Adviser. The Subadviser also manages assets for other accounts. The Subadviser generally will not be making investments in the same securities for the Fund that it will be making for its other accounts. The expected risk and return profile for the Subadviser’s portion of the Fund’s assets is lower than for the Subadviser’s other accounts.

To avoid conflicts of interest between assets managed for the Fund and other accounts, the Subadviser has adopted allocation policies and procedures which allocate investments eligible for the Fund and the other accounts managed by the Subadviser. The Subadviser will generally invest its portion of the Fund’s assets only in obligations with total yields at the time of purchase that are below an applicable benchmark plus a credit spread as set from time to time by the Subadviser (the “Avenue-Credit Thresholds”). The credit spread portion of the Avenue-Credit Thresholds shall be determined periodically by the Subadviser, in its sole discretion, as the markets change. A committee of the Subadviser will meet periodically to review market conditions, and to determine whether the allocation policy, including the credit spread portion of the Avenue-Credit Thresholds requires modification. The committee will not make changes to the allocation policy, including the Avenue-Credit Thresholds, with particular investments in mind. Any revisions to the credit spread portion of the Avenue-Credit Thresholds are made independent of individual investment decisions. The committee, which consists of members of the Subadviser may receive and consider input from the Adviser. A change to the credit spread portion of the Avenue-Credit Thresholds shall require majority approval of the committee members. Fund shareholders will be notified of any material change to the allocation policies and procedures. As an example, as of this date, the “Avenue-Credit Thresholds” (which is subject to change from time to time) are obligations which, at the time of investment, have yields in excess of the following benchmarks:
- for floating rate investments, LIBOR plus 600 basis points, EUROLIBOR plus 600 basis points, and Sterling LIBOR plus 600 basis points, as applicable; and
- for fixed rate investments, current US Treasury plus 600 basis points, Bundes Obligationen (“OBL”) plus 600 basis points, Bundes Republic Deutschland (“DBR”) plus 600 basis points, Bundes Schatzanweisungen (“BKO”) plus 600 basis points and UK Gilt rates plus 600 basis points, as applicable, depending upon the currency and term of the investment.
The Subadviser will generally purchase obligations with total yields above the Avenue-Credit Thresholds for its other clients, and will generally purchase obligations with total yields below the applicable Avenue-Credit Thresholds for the Fund. The Subadviser may use credit default swaps, and may do so to a significant extent, to take active long or short positions with respect to the likelihood of a default by an issuer. The Subadviser, on behalf of its other clients, will be able to sell short (including purchasing a credit default swap) obligations below the applicable Avenue-Credit Thresholds for hedging or other purposes (and thus at times the Subadviser may purchase the same obligations for both its other clients and the Fund). The Subadviser, on behalf of the Fund, will only be able to sell short investments below the applicable Avenue-Credit Thresholds.
The Subadviser receives advisory fees for assets it manages. The Subadviser receives from the Adviser an annual fee, payable monthly, in an amount equal to 40% of the compensation received by the Adviser, less $200,000 per annum. For other accounts it manages, the Subadviser receives fees that are calculated differently than the fees paid by the Fund, and generally are higher and include performance-based fees. Because it manages assets for the Fund and other accounts and because it receives different fees for assets it manages, there could be an incentive to favor one client over another resulting in a conflict of interest. Other conflicts of interest also could arise, for example, the Subadviser or its affiliates may invest in certain accounts or otherwise have the same or similar investments in securities as their clients. In order to address these conflicts of interest, the Subadviser has adopted the policies and procedures described above and other policies and procedures that the Subadviser believes are reasonably designed to address these and other conflicts of interest.
THE SUBADVISER’S PORTFOLIO MANAGER COMPENSATION STRUCTURE
The Subadviser believes it has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently provide attractive returns to our clients. The Subadviser’s investment professionals, including the portfolio managers that provide investment advisory services to the Fund (the “Portfolio Managers”) and to its other clients, are each paid a base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace for the financial services industry, specifically investment advisory firms.

In addition to the base salary, each investment professional, including the Portfolio Managers, is paid a discretionary bonus based on the performance of the Subadviser, each Portfolio Manger is paid a share of the carried interest generated from managing the assets of clients (other than the Fund), which is subject to various vesting schedules. The discretionary bonus and carried interest portion of an investment professional’s compensation package is designed to reward and retain investment professionals, including portfolio managers and other investment professionals for their contributions to a portfolio’s performance.
The basis for determining an investment professional’s total compensation is determined through a subjective process that evaluates an investment professional’s performance against several quantitative and qualitative factors including the performance of the Subadviser’s clients relative to their peers, the investment professional’s ability to work well with other members of the Subadviser, the investment professional’s contributions to the Subadviser’s overall success and other factors. Each investment professional’s salary and bonus is reviewed not less than annually (at his or her annual review) and may be adjusted based upon the performance of the individual.
* * *
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
As of July 31, 2009, the portfolio managers did not own any shares of the Fund.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Dynamic Credit Opportunities Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date: September 17, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date: September 17, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date: September 17, 2009